                                                                                                                        Exhibit 5(a)

[LOGO OF PACIFIC LIFE & ANNUITY]                                                                          PACIFIC INNOVATIONS SELECT
Pacific Life & Annuity Company . P.O. Box 7187 . Pasadena, CA 91109-7187                                Variable Annuity Application
www.PacificLife.com . (800) 722-2333 (See instructions for mailing addresses)                                               NEW YORK
PLEASE TYPE or PRINT. See instructions to assist you in completing this application. Certain restrictions apply to withdrawals or transfers made from the Fixed Option.
------------------------------------------------------------------------------------------------------------------------------------
[1] ANNUITANT Name (First, Middle Initial, Last)                                     Birth Date (mo/day/yr)         Phone Number
                                                                                     ____/____/________             (   )
    --------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)                E-Mail Address                 Sex
                                                                                                                    [_] M  [_] F
    --------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                                 SSN/TIN

------------------------------------------------------------------------------------------------------------------------------------
 O  ADDITIONAL ANNUITANT Complete this section to name additional annuitant. Not applicable for qualified contracts.
 P  Check one.  [_] Joint  [_] Contingent
 T  Name (First, Middle Initial, Last)                                                                        Birth Date (mo/day/yr)
 I                                                                                                            ______/______/______
 O  --------------------------------------------------------------------------------------------------------------------------------
 N  Street Address (Number, Street Name and Apartment or Unit Number)                E-Mail Address                 Sex
 A                                                                                                                  [_] M  [_] F
 L  --------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                                 SSN/TIN
------------------------------------------------------------------------------------------------------------------------------------
[2] If owner(s) and annuitant(s) are the same, it is not necessary to complete Section 2. If trust is owner, also complete Trust
    Certification form.
    OWNER Name (First, Middle Initial, Last)                                         Birth Date (mo/day/yr)         Phone Number
                                                                                     ___/___/________               (  )
    --------------------------------------------------------------------------------------------------------------------------------
    Street Address (Number, Street Name and Apartment or Unit Number)                E-Mail Address                 Sex
                                                                                                                    [_] M  [_] F
    --------------------------------------------------------------------------------------------------------------------------------
    City, State & ZIP Code                                                                                 SSN/TIN
------------------------------------------------------------------------------------------------------------------------------------
 O  ADDITIONAL OWNER Name (First, Middle Initial, Last) Not applicable for qualified contracts.
 P  Check one. [_] Joint [_] Contingent                                                                       Birth Date (mo/day/yr)
 T                                                                                                            ___/___/________
 I  --------------------------------------------------------------------------------------------------------------------------------
 O  Street Address (Number, Street Name and Apartment or Unit Number)                E-Mail Address                 Sex
 N                                                                                                                  [_] M  [_] F
 A  --------------------------------------------------------------------------------------------------------------------------------
 L  City, State & ZIP Code                                                                                 SSN/TIN
------------------------------------------------------------------------------------------------------------------------------------
[3] BENEFICIARY Name (First, Middle Initial, Last) If no boxes are checked, default will be joint primary beneficiaries.
                                                                                            Select one.  [_] Primary  [_] Contingent
    --------------------------------------------------------------------------------------------------------------------------------
    ADDITIONAL BENEFICIARY Name (First, Middle Initial, Last) Use Special Requests section to provide additional beneficiaries or
    beneficiary information.                                                                Select one.  [_] Primary  [_] Contingent
------------------------------------------------------------------------------------------------------------------------------------
[4] CONTRACT TYPE Select one.           [_] Custodial Held IRA    [_] Keogh/HR10 *        Qualified Contract Payment Type
     [_] Non-Qualified  [_] SIMPLE IRA  [_] 401(a) Pension *      [_] TSA/403(b) ++       If no year is indicated,
     [_] Conduit IRA    [_] SEP-IRA     [_] 401(k) *                                      contribution defaults to current tax year.
     [_] IRA            [_] Contributory Roth IRA   * Complete Qualified Plan              [_] Transfer     $_____
                                                      Certification form.                  [_] Rollover     $_____
     [_] Conversion Roth IRA  ___/___/________      + Complete Roth/SIMPLE form.           [_] Contribution $_____ for tax yr. ____
                                                   ++ Complete a TSA Certification form.                    $_____ for tax yr. ____
------------------------------------------------------------------------------------------------------------------------------------
[5] ISSUE STATE Abbreviate state                    [6] INITIAL PURCHASE PAYMENT Indicate the form of initial payment.
    name where application is signed.  _____ _____      [_] 1035 exchange/est. transfer _____________  [_] Amt. enclosed $ _________
------------------------------------------------------------------------------------------------------------------------------------
[7] REPLACEMENT Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction, assuming the contract applied for will be issued?
      [_] Yes  [_] No  If yes, provide the information below and attach any required state replacement and/or 1035 exchange/transfer forms. Use the Special Requests section for additional insurance companies and contract numbers.
    Insurance Company Name                        Contract Number        Contract Type Being Replaced
                                                                         [_] Life Insurance  [_] Fixed Annuity  [_] Variable Annuity
------------------------------------------------------------------------------------------------------------------------------------
[8] OPTIONAL DEATH BENEFIT Subject to state availability. Annuitant(s) must not be over 75 at issue.
    If an option is not selected, the standard death benefit is the default.                            [_] Stepped-Up Death Benefit
------------------------------------------------------------------------------------------------------------------------------------
25-22600 07/00                                                                                              N1600-0A      [BAR CODE]
                                                                                                               * N 1 6 0 0 - 0 A 1 *

------------------------------------------------------------------------------------------------------------------------------------
 [9] ELECTRONIC AUTHORIZATION I will receive this privilege automatically. By checking "yes," I am authorizing and directing
     Pacific Life & Annuity to act on electronic instructions from any other person(s) who can furnish proper identification.
     Pacific Life & Annuity will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life & Annuity and its affiliates and their directors, trustees, officers,
     employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.                 [_] Yes
------------------------------------------------------------------------------------------------------------------------------------
[10] ELECTRONIC DELIVERY AUTHORIZATION By checking "yes," I authorize Pacific Life & Annuity to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fee charges by the internet service provider. Email address must be provided for this option to take
     effect. Complete email address in the space provided on the front of this application.                                  [_] Yes
------------------------------------------------------------------------------------------------------------------------------------
[11] ALLOCATION OPTIONS If rebalancing, use percentages only. See instructions for portfolio manager names.

                Blue Chip___________    I-Net Tollkeeper___________              Growth LT___________    Small-Cap Index___________
        Aggressive Growth___________  Financial Services___________             Focused 30___________               REIT___________
        Aggressive Equity___________     Health Sciences___________          Mid-Cap Value___________  Inflation Managed___________
         Emerging Markets___________          Technology___________            Intl. Value___________    Large-Cap Value___________
     Diversified Research___________  Telecommunications___________  Capital Opportunities___________       Money Market___________
         Small-Cap Equity___________      Multi-Strategy___________         Mid-Cap Growth___________    High Yield Bond___________
          Intl. Large-Cap___________       Equity Income___________          Global Growth___________              Fixed___________
                   Equity___________     Strategic Value___________           Equity Index___________

                                                                Must equal either 100% or full purchase payment amount _____________
------------------------------------------------------------------------------------------------------------------------------------
[12] REBALANCING   [_] Yes, rebalance the variable accounts to the allocations     Start Date (mo/day/yr) Default is one
                       indicated in Section 11.                                    frequency period after issue. _____/_____/_____
     Choose one frequency. Default is quarterly. [_] Quarterly [_] Semi-Annually [_] Annually
------------------------------------------------------------------------------------------------------------------------------------
[13] SPECIAL REQUESTS If additional space is needed, attach letter signed and dated by owner(s).

------------------------------------------------------------------------------------------------------------------------------------
[14] ANNUITY START DATE Contract will annuitize on this date. Start date cannot be prior to           Annuity Start Date (mo/day/yr)
     the first contract anniversary. If no date is chosen, annuity start date is the maximum          _____/_____/_____
     deferral age listed in your contract.
------------------------------------------------------------------------------------------------------------------------------------
[15] PRE-AUTHORIZED CHECKING (PAC) FOR ADDITIONAL PURCHASE PAYMENTS     PAC Amount       PAC Start Date (mo/day/yr)
     Each month deduct from my account shown on the attached voided
     check, the amount indicated in the box at the right. Payments                       _____/_____/_____
     will be applied according to the allocations on this application   $_____________   Default start date is one month from issue.
     or more current instructions, if any. To begin PAC, the first minimum installment must accompany this application.
------------------------------------------------------------------------------------------------------------------------------------
[16] TRANSFERS Choose one of the four transfer options under Section A. Indicate a single source account and different target accounts. If section 11 is blank, 100% of purchase payment will be allocated to the source account below.

     A. Dollar Cost Averaging Transfer and Term Options                        Earnings Sweep Transfer Option
        1. [_] Deplete the source account in_______# of transfers              4. [_] Sweep the previous period's earnings
 O      2. [_] Transfer $_______each time for_____years or_______months           Take from one of the following accounts
 P      3. [_] Transfer ____% annually for_____years or_______months              [_] Fixed Option   [_] Money Market
 T   -------------------------------------------------------------------------------------------------------------------------------
 I   B. Transfer Frequency Default is monthly.                           C. Start Date (mo/day/yr) Default is
 O      [_] Monthly  [_] Quarterly  [_] Semi-Annually  [_] Annually         one frequency period after issue. _____/_____/_____
 N   -------------------------------------------------------------------------------------------------------------------------------
 A   D. Source Account  Complete if 1, 2, or 3 is selected    E. Target Account  Must be different than source account. Indicate
 L      above from Section A. Choose one. Source account         either whole percentage or dollar amounts.
        cannot be target account.
 P        [_] Blue Chip               [_] Growth LT                           Blue Chip___________              Growth LT___________
 R        [_] Aggresive Growth        [_] Focused 30                   Aggresive Growth___________             Focused 30___________
 O        [_] Aggressive Equity       [_] Mid-Cap Value               Aggressive Equity___________          Mid-Cap Value___________
 G        [_] Emerging Markets        [_] Intl. Value                  Emerging Markets___________            Intl. Value___________
 R        [_] Diversified Research    [_] Capital Opportunities    Diversified Research___________                Capital___________
 A        [_] Small-Cap Equity        [_] Mid-Cap Growth               Small-Cap Equity___________          Opportunities___________
 M        [_] Intl. Large-Cap         [_] Global Growth                 Intl. Large-Cap___________         Mid-Cap Growth___________
 S        [_] Equity                  [_] Equity Index                           Equity___________          Global Growth___________
          [_] I-Net Tollkeeper        [_] Small-Cap index              I-Net Tollkeeper___________           Equity Index___________
          [_] Financial Services      [_] REIT                       Financial Services___________        Small-Cap index___________
          [_] Health Sciences         [_] Inflation Managed             Health Sciences___________                   REIT___________
          [_] Technology              [_] Large-Cap Value                    Technology___________      Inflation Managed___________
          [_] Telecommunications      [_] Money Market               Telecommunications___________        Large-Cap Value___________
          [_] Multi-Strategy          [_] High Yield Bond                Multi-Strategy___________           Money Market___________
          [_] Equity Income           [_] Fixed                           Equity Income___________        High Yield Bond___________
          [_] Strategic Value                                           Strategic Value___________                  Fixed___________
                                                                         Total must equal 100% or full $ transfer amount ___________
------------------------------------------------------------------------------------------------------------------------------------
25-22600 07/00                                                                                                N1600-0A    [BAR CODE]
                                                                                                               * N 1 6 0 0 - 0 A 2 *

-----------------------------------------------------------------------------------------------------------------------------------
[17] PRE-AUTHORIZED WITHDRAWALS Withdrawal to be issued by check unless Section 1 is completed and a voided check is attached.
     A. Choose one withdrawal option                         B. Withdrawal amount to be
                                  % of contract                 [_] Net of charges           [_] Gross of charges
     [_] $_______ each time   [_] value annually                Default will be gross of charges. Available for dollar amount only.
     ------------------------------------------------------------------------------------------------------------------------------
     C. 72(t)/72(q) Check box if withdrawal is a      D. Frequency Default is monthly.    E. Start Date (mo/day/yr) Default is one
        continuation of a series of substantially        [_] Monthly    [_] Semi-Monthly     frequency period
        equal periodic payments under                    [_] Quarterly  [_] Annually         after issue.         /    /
        [_] (S)IRC 72(t) or 72(q) not calculated by Pacific Life & Annuity.
     ------------------------------------------------------------------------------------------------------------------------------
     F. Duration Enter either the number of           G. Federal Taxes If not specified, the minimum 10% federal
O       months or years.                                 tax on non-qualified contracts and IRAs will be
P       [_] Months ____  [_] Years ____                  withheld. Mandatory 20% on Qualified Contracts will    [_] Do Not Withhold
T                                                        be withheld. State mandated income tax will be
I                                                        withheld where required by law.                        [_] Withhold _____%
O    ------------------------------------------------------------------------------------------------------------------------------
N    H. Source For dollar amount withdrawals only, choose one or more sources. Otherwise, withdrawals will be taken proportionally
A       from current allocations. Indicate dollar amounts that equal the total in 17A.
L               Blue Chip __________    I-Net Tollkeeper __________              Growth LT __________    Small-Cap index __________
        Aggressive Growth __________  Financial Services __________             Focused 30 __________               REIT __________
P       Aggressive Equity __________     Health Sciences __________          Mid-Cap Value __________  Inflation Managed __________
R        Emerging Markets __________          Technology __________            Intl. Value __________    Large-Cap Value __________
O    Diversified Research __________  Telecommunications __________  Capital Opportunities __________       Money Market __________
G        Small-Cap Equity __________      Multi-Strategy __________         Mid-Cap Growth __________    High Yield Bond __________
R         Intl. Large-Cap __________       Equity Income __________          Global Growth __________              Fixed __________
A                  Equity __________     Strategic Value __________           Equity Index __________
M    ------------------------------------------------------------------------------------------------------------------------------
     I. 3rd Party Payee - Complete this section only if you want the distributions to be electronically transferred to your bank or mailed to someone other than the owner. If the distributions are being electronically transferred to a checking account, please attach a voided check. If electronically transferred to a savings account, please attach a deposit slip.
        Name of Institution/Individual If individual, First, Middle, Last Name.     Account Number    ABA Number For direct deposit.
     _______________________________________________________________________________________________________________________________
     Street Address (Number, Street Name and Apartment or Unit Number)        City, State & ZIP Code
------------------------------------------------------------------------------------------------------------------------------------
[18] STATEMENT OF APPLICANT My agent and I discussed my financial         variable investment options is not covered by
     background and as a result I believe this contract will meet         an insurance guaranty fund or other solvency
     my insurable needs and financial objectives. I have                  protection arrangement because that portion of
     considered the appropriateness of full or partial replacement        this contract is held in a separate account
     of any existing life insurance or annuity, if applicable.            under which the risk is borne by the
     I understand that contract values may increase or decrease           policyholder.
     depending on the investment experience of the variable accounts.       My signature certifies, that the taxpayer
     Contract values under the variable accounts are variable and         identification number provided is correct. The
     are not guaranteed. I UNDERSTAND THAT ALL PAYMENTS AND VALUES        following sentence applies only if you are not
     PROVIDED BY THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO THE         subject to backup withholding. I am not subject
     EXTENT THAT THEY ARE BASED ON THE INVESTMENT EXPERIENCE OF           to backup withholding because: I am exempt; or I
     THE SELECTED PORTFOLIO(S).                                           have not been notified that I am subject to
        I have received prospectuses. I hereby represent my answers       backup withholding resulting from failure to
     to the above questions to be correct and true to the best of         report all interest or dividends; or I have been
     my knowledge and belief, and agree that this application will        notified that I am no longer subject to backup
     be part of the annuity contract issued by Pacific Life &             withholding. I am a U.S. person (including a U.S.
     Annuity. If there are joint applicants, the contract, if issued,     resident alien). The IRS does not require my
     will be owned by the joint applicants as Joint Tenants With          consent to any provision of this document other
     The Right Of Survivorship and not as Tenants In Common.              than the certifications required to avoid backup
        Any portion of this contract allocated to one or more of the      withholding.

     _____________________________________________________________________      ____________________________________________________
                             Signed at City                                                State Where Application Signed

[SIGN HERE] ____________________________________   ______________   [SIGN HERE] ______________________________________   ___________
                      Owner's Signature                 Date                    Joint Owner's Signature If applicable.      Date
------------------------------------------------------------------------------------------------------------------------------------
[19] AGENT'S STATEMENT Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued?
     [_] Yes  [_] No If yes, explain in Replacement Section 7.
     I certify that I am authorized and qualified to discuss this contract. I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, if applicable.

[SIGN HERE] _____________________________________    _____________________________________    _____________________________________
                        Agent's Signature                   Print Agent's Full Name                    Agent's ID Number
     (    )                                                                                   [_] A       [_] B
     --------------------------------------------    -------------------------------------    --------------------------------------
                     Agent's Phone Number                    Agent's E-Mail Address                           Option
     _____________________________________________________________________      ____________________________________________________
                          Broker/Dealer's Name                                          Brokerage Account Number  Optional.
------------------------------------------------------------------------------------------------------------------------------------
25-22600 07/00                                                                                               N1600-0A     [BAR CODE]
                                                                                                               * N 1 6 0 0 - 0 A 3 *


                                   PACIFIC INNOVATIONS VARIABLE ANNUITY APPLICATION INSTRUCTIONS
          If Sections 1, 5, 18 and 19 are not filled out completely, application may need to be returned for completion.

 [1] Annuitants/Owners: Maximum age at issue is 80. There are          Mid-Cap Value..........  Lazard
     many combinations of owner and annuitant registrations            Intl. Value............  Lazard
 [2] which may result in different consequences. For example,          Capital Opportunities..  MFS Investment Management
     the death of an owner/annuitant may have different                Mid-Cap Growth.........  MFS Investment Management
     consequences than the death of a nonowner annuitant.              Global Growth..........  FS Investment Management
     Joint or contingent owners and/or joint annuitants                Equity Index...........  Mercury Advisors
     cannot be named on qualified contracts. For IRAs, owner           Small-Cap Index........  Mercury Advisors
     and annuitant must be the participant. For                        REIT...................  Morgan Stanley Asset Management
     pension/profit sharing, 401(k) plans, name plan as                Inflation Managed......  PIMCO
     owner, and participant as annuitant. For 403(b) plans,            Managed Bond...........  PIMCO
     name participant as both owner and annuitant. Use the             Large-Cap Value........  Salomon Brothers
     Special Requests section to clarify registrations.                Money Market...........  Pacific Life
     Spousal signatures may be required for certain actions            High Yield Bond........  Pacific Life
     in qualified contracts. If qualified plan is owner, also          Fixed..................  Pacific Life
     complete Qualified Plan Certification form. If trust is [12] Rebalancing: If you do not specify a date for the first
     owner, also complete Trust Certification form. Consult       rebalancing, it will occur one frequency period after issue and
     a tax adviser to properly structure qualified plans and      every period thereafter. Actual start date may occur after date
     effect transfers.                                            elected. The Fixed Option may not be rebalanced. Additional
 [3] Beneficiary: Beneficiaries will be joint primary if no       purchase  payments to accounts other than those selected on this
     boxes are checked. Joint beneficiaries will share            application will not be rebalanced. To change allocations,
     equally with rights of survivorship. For non-qualified       complete a Transfer and Allocations form.
     contracts, if the owner dies, contract may only be      [13] Special Requests: Use this section to indicate special
     continued if spouse is sole beneficiary. If beneficiary      registrations and other instructions.
     is left blank, default beneficiary will be owner's      [14] Annuity Date (Annuity Start Date): Annuity start date cannot be
     estate if contract is individually owned. If owner is        prior to first contract anniversary. For non-qualified
     trust or corporation, default beneficiary will be the        contracts, if no date is chosen, annuity date is the annuitant's
     owner.                                                       90th birthday. For qualified contracts, if no date is chosen,
 [4] Contract Type: A conduit IRA is used to move assets          annuity date is the following April 1 of the year after the year
     from a qualified plan with intent to move the assets         in which the annuitant reaches age 702.
     to another qualified plan at a later date; subsequent   [15] Pre-Authorized Checking For Additional Purchase Payments:
     contributions are not permitted. Transfer indicates a        Initial  minimum purchase may be met over maximum of 12 months.
     trustee to trustee or custodian to custodian transfer        The first purchase payment must accompany this application.
     only. If initial IRA payment represents both a               Monthly non-qualified contract minimum $800; qualified contract
     rollover and a contribution, indicate amounts for each.      minimum $250.
     Ensure the total matches the check. For a SIMPLE IRA,   [16] Transfers: Contract must be issued for 30 days. If you do not
     Pacific Life & Annuity will only act as a non-               specify a date for the first transfer, it will occur one
     designated financial institution.                            frequency period after issue and every period thereafter.
 [5] Issue State: Indicate the state where the application        Minimum source account value $500. Minimum initial transfer
 [6] is signed. Initial Purchase Payment: Indicate the            amount $250. Transfer Dollars: Last transfer will occur even
     initial purchase payment in U.S. dollars. Initial            if remaining balance is less than the amount selected.
     non-qualified contract minimum $10,000; qualified            Transfer percentages: Annual percentage will be divided
     contract minimum $2,000.                                     by the frequency selected.
 [7] Replacement: Complete and attach a Transfer/Exchange    [17] Pre-Authorized Withdrawals: Contract must be issued for 30 days.
     form and any required state replacement forms.               If you do not specify a date for the first withdrawal, it will
 [8] Optional Death Benefit: Must be chosen at time of            occur one frequency period after issue and every period
     issue. If not marked, the option defaults to the             thereafter. Minimum withdrawal $250. Annual percentage will be
     standard death benefit. There is an annual charge for        divided by the frequency selected. Payment will be reduced by
     this option. Please consult prospectus for charges.          any taxes if withholding is applicable, and will be taken from
 [9] Electronic Authorization: By checking this box you           all investment options if none is selected. Withdrawals may be
     authorize your designee to give Pacific Life & Annuity       taken from qualified contracts if allowed by the plan.
     instructions telephonically or electronically. This     [18] Statement Of Applicant: Please read this section carefully. All
     instruction is valid until you instruct us otherwise.        information and signatures must be completed.
[10] Electronic Delivery Authorization: Complete to receive  [19] Agent's Statement: Your agent must fully complete and sign this
     information electronically from our Web site. Primary        section.
     owner's email address will be used for notification.    [20] Mailing Instructions: Send this completed application as
     If not checked, communications will be by regular U.S.       follows:
     mail. This instruction is valid until you instruct us        ----------------------------------------------------------------
     otherwise.                                                   APPLICATIONS WITH PAYMENT:       APPLICATIONS WITHOUT PAYMENT:
[11] Allocation Options: Allocations must total 100% or           ----------------------------------------------------------------
     equal total purchase payment. If rebalancing, use            and/or additional payments:      regular mail:
     percentages only. Portfolio managers are:                    Pacific Life & Annuity Company   Pacific Life & Annuity Company
                                                                  P.O. Box 100060                  P.O. Box 7187
       Blue Chip............. AIM                                 Pasadena, CA 91189-0060          Pasadena, CA 91109-7187
       Aggresive Growth...... AIM                                 Express mail delivery:
       Aggressive Equity..... Alliance Capital
       Emerging Markets...... Alliance Capital                    Pacific Life & Annuity Company   Express mail delivery:
       Diversified Research.. Capital Guardian Trust Company      C/O FCNPC                        Pacific Life & Annuity Company
       Small-Cap Equity...... Capital Guardian Trust Company      1111 S. Arroyo Parkway, Ste. 150 1111 S. Arroyo Parkway, Ste. 205
       Intl. Large-Cap....... Capital Guardian Trust Company      Pasadena, CA 91105               Pasadena, CA 91105
       Equity................ Goldman Saachs
       I-Net Tollkeeper...... Goldman Sachs                       www.PacificLife.com
       Financial Services.... INVESCO
       Health Sciences....... INVESCO
       Technology............ INVESCO
       Telecommunications.... INVESCO
       Multi-Strategy........ JP Morgan
       Equity Income......... JP Morgan
       Strategic Value....... Janus
       Growth LT............. Janus
       Focused 30............ Janus
